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                                                                                        Exhibit (5)(c)

                                                        ANNUITY INVESTORS(SERVICEMARK)
                                                            Life Insurance Company

                                         P.O. Box 5423, Cincinnati, Ohio  45201-5423  (800) 789-6771

                                                         PARTICIPANT ENROLLMENT FORM

     OWNER/PARTICIPANT INFORMATION
     ==========================================================================================================================


      CONTRACT OWNER:  Anytown Trucking Company                       GROUP CONTRACT #:  000-000
                       ------------------------                                          ----------------------------------------


      PARTICIPANT
      Name:  John Doe                                                 Social Security Number:  000-00-0000
             -----------------------------------------------                                  -----------------------------------
      Address:  123 Any Street                                        Sex:  [X] Male  [ ] Female
                ---------------------------------------------

      City, State Zip:  Anytown, USA  99999                           Date of Birth:  Month 07  Day 13 Year 63
                        ------------------------------------                                --      --      --

      Home Telephone Number:  (800) 555-1212                          Work Telephone Number:  (800) 555-3333
                            --------------------------------                                 --------------------------------------
                           Primary Beneficiary                                            Contingent Beneficiary
      Name:  Jane Doe                                                 Name:  Jim Doe
             -----------------------------------------------                 ------------------------------------------------------

      Address:  472 Any Street                                        Address:  472 Any Street
               ---------------------------------------------                   ----------------------------------------------------
      City, State Zip:  Anytown, USA  99999                           City, State Zip:  Anytown, USA  99999
                       -------------------------------------                           --------------------------------------------

      Social Security Number:  ###-##-####                            Social Security Number:  ###-##-####
                              ------------------------------                                  -------------------------------------

      Relationship to Participant:  wife                              Relationship to Participant:  son
                                   --------------------------                                    ---------------------------------
     REPLACEMENT
     =============================================================================================================================

     Will the proposed Certificate replace any existing individual annuity or insurance contract?  [  ]  Yes  [  ] No

     CONTRIBUTIONS
     =============================================================================================================================
                               Periodic/Lump Sum        Beginning        Amount Changes to         Beginning        Payment
                               Payment Amount           Mo./Year                                   Mo./Year         Frequency*
     Employee Voluntary        $________________        M __ Y __        $________________         M __ Y__         __________
     Employee Rollover         $________________        M __ Y __              N/A                    N/A              N/A

     *A=Annual, SA=Semi-Annual, Q=Quarterly, M=Monthly, SM=Semi-Monthly, BW=Bi-Weekly
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     Months in which Payments will not be received:

     [ ] Jan.  [ ] Feb.  [ ] Mar. [ ] Apr. [ ] May  [X] June  [X] July  [X] Aug.  [ ] Sep.  [ ] Oct.  [ ] Nov.  [ ] Dec.


     Payment Information:  Annualized Recurring Payment $ ____________________

     PURCHASE PAYMENT ALLOCATION:  (WHOLE PERCENTAGES MUST BE USED)
     =============================================================================================================
                                                                         Employee                  Employee
                                                                         Voluntary                 Rollover
              VARIABLE ACCOUNTS:
                             [Dreyfus]  [VIF Capital Appreciation]       _____%                    _____%
                                       [Socially Responsible Growth]     _____%                    _____%
                                       [Stock Index]                     _____%                    _____%

                  [Janus/Aspen Series] [Aggressive Growth]               _____%                    _____%
                                       [Worldwide Growth]                _____%                    _____%
                                       [Balanced]                        _____%                    _____%
                                       [Short-Term Bond]                 _____%                    _____%

                  [Merrill Lynch/VSF]  [Basic Value Focus]               _____%                    _____%
                                       [Global Strategy Focus]           _____%                    _____%
                                       [High Current Income]             _____%                    _____%
                                       [Domestic Money Market Fund]      _____%                    _____%

              FIXED ACCOUNTS:  [Fixed Accumulation Account]              _____%                    _____%
                                       [Fixed Account Option One-Year]   _____%                    _____%
                                       [Fixed Account Option Three-Year] _____%                    _____%
                                       [Fixed Account Option Five-Year]  _____%                    _____%
              TOTAL ALLOCATION:                                           100%                     100%
                                                                         -----                     ------

     SUITABILITY REVIEW (TO BE COMPLETED BY PARTICIPANT)
     ===============================================================================================================================
     SEC/NASD rules require that all registered representatives have reasonable grounds for believing that an investment is suitable for you.  This decision is made upon the facts disclosed by you.  If you are not certain of a particular value, please make a reasonable estimate.

     Marital Status:     [ ] Single     [X] Married   [ ] Separated    [ ] Divorced         Tax Bracket:  _________ %

     Investment Risk Tolerance:  [ ] Low     [X] Moderate     [ ] High

     Investment Objectives:    [ ] Growth         [X] Growth and Income    [ ] Capital Preservation

     Purpose of Investment:   [X] Retirement   [ ] Diversification  [ ] Other (Specify)
                                                                                         ---------------------------

     Annual Family Income $100,000.00 Aggregate Family Net Worth (Excluding Real Estate and Furnishings) $250,000.00
                          -----------                                                                    -----------

     I understand the representative has requested suitability as required by the SEC/NASD, but I choose not to provide it.

                                       Signature of Participant:
                                                                ---------------------------------------------
     The information as stated above is true to the best of my knowledge.

                                       Signature of Agent:
                                                          ---------------------------------------------------
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     SIGNATURE
     ==========================================================================
     I have read and understand each of the statements and answers of this form.  I HAVE RECEIVED A CURRENT COPY OF THE PROSPECTUSES FOR ANNUITY
     INVESTORS VARIABLE ACCOUNT A AND THE FUNDS.  I UNDERSTAND THAT ANNUITY
     PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF
     THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

     SIGNED AT:  Anytown      Ohio     this   1st       day of  June  19 95
                 --------------------,     ------------       -------,   ------
                 City         State

     ------------------------------------
     Signature of Participant

     AGENT'S STATEMENT
     =========================================================================
     To the best of my knowledge and belief, the annuity applied for [ ] is [X] is not intended to replace insurance or an annuity on the proposed Participant with this or any other company. I also certify that an appropriate exclusion allowance was calculated (if applicable) for the named Participant, in accordance with current tax laws and regulations.

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

     Signature of Agent:                                                 Date:  June 1, 1995
                         -------------------------------------------     ----------------------------------------------------

     Agent Name (Please Print):   dummy agent                            Billing Group #:  00000
                                ------------------------------------                       -----------------------------------

     Agent Number:  01-00000                                             Division Group #:  00000
                   -------------------------------------------------                       ----------------------------------
                                                                                                   (if applicable)
     Agent Phone Number: (513) 555-3131
                         -------------------------------------------
     Signature of Participant:
                              --------------------------------------
     FOR HOME OFFICE USE ONLY:
     -----------------------------------------------------------------------------------------------------------------------------
     /                                                                                                                           /
     -----------------------------------------------------------------------------------------------------------------------------
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